UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 5, 2019

VIVUS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33389	94-3136179
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

900 E. Hamilton Avenue, Suite 550

Campbell, CA 95008

(Address of Principal Executive Offices, and Zip Code)

(650) 934-5200

Registrant’s Telephone Number, Including Area Code

N/A

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	VVUS	The Nasdaq Global Select Market
Preferred Share Purchase Rights

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.  Submission of Matters to a Vote of Security Holders.

On June 5, 2019, VIVUS, Inc. (the “Company”) held its 2019 Annual Meeting of Stockholders (the “Annual Meeting”).  At the Annual Meeting, the Company’s stockholders elected nine directors to serve until the next annual meeting of stockholders or until their successors are duly elected and qualified; approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers; ratified the Company’s appointment of OUM & Co. LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019; approved an amendment to the 2018 Equity Incentive Plan to increase the number of shares of Common Stock reserved for issuance thereunder by 600,000 shares; and approved an amendment to the 1994 Employee Stock Purchase Plan to increase the number of shares of Common Stock reserved for issuance thereunder by 400,000 shares.

The Company’s independent inspector of elections reported the voting results as follows:

(i)  Election of nine directors to serve until the next annual meeting of stockholders or until their successors are duly elected and qualified:

Name	For	Withheld	Broker Non-Votes
John P. Amos	2,457,453	216,718	6,416,480
Karen Ferrell	2,462,612	211,559	6,416,480
Edward A. Kangas	2,421,204	252,967	6,416,480
Thomas B. King	2,460,257	213,914	6,416,480
David Y. Norton	1,670,238	1,003,933	6,416,480
Jorge Plutzky, M.D.	2,464,977	209,194	6,416,480
Eric W. Roberts	2,417,668	256,503	6,416,480
Herman Rosenman	1,702,678	971,493	6,416,480
Allan L. Shaw	2,404,907	269,264	6,416,480

(ii)  Approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers:

For	Against	Abstain	Broker Non-Votes
1,525,747	1,119,530	28,894	6,416,480

(iii)  Ratification of the appointment of OUM & Co. LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019:

For	Against	Abstain	Broker Non-Votes
8,713,851	294,252	82,548	0

(iv)  Approval of an amendment to the 2018 Equity Incentive Plan to increase the number of shares of Common Stock reserved for issuance thereunder by 600,000 shares:

For	Against	Abstain	Broker Non-Votes
1,872,818	756,143	45,210	6,416,480

(v)  Approval of an amendment to the 1994 Employee Stock Purchase Plan to increase the number of shares of Common Stock reserved for issuance thereunder by 400,000 shares:

For	Against	Abstain	Broker Non-Votes
2,302,808	330,755	40,608	6,416,480

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIVUS, INC.

/s/ John L. Slebir
John L. Slebir
Senior Vice President, Business Development and General Counsel
Date: June 7, 2019

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